SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

SIRIUS XM RADIO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24710	52-1700207
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with a Form S-3 registration statement that Sirius XM Radio Inc. (the “Company”) intends to file today, the Company is providing unaudited pro forma condensed combined statements of operations and accompanying notes for the nine months ended September 30, 2008 and for the fiscal year ended December 31, 2007 relating to its merger with XM Satellite Radio Holdings Inc. (“XM”). This pro forma financial information is attached as Exhibit 99.1 to this report and incorporated by reference herein.

In accordance with Rule 11–02(c)(1) of Regulation S–X of the Securities Exchange Act of 1934, as amended, a pro forma balance sheet has not been prepared to give effect to the merger with XM as of September 30, 2008, as it is reflected in the consolidated balance sheet presented in the quarterly report filed on Form 10–Q for the period ended September 30, 2008.

Item 9.01.	Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

The Exhibit Index attached hereto is incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM RADIO INC.

	By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary
Dated: December 30, 2008

EXHIBITS

Exhibit	Description of Exhibit
99.1	Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2008 and for the fiscal year ended December 31, 2007.